Featured Development Community: Camden North End I ● 441 Apartment Homes ● 77% Leased – October 30, 2019

CAMDEN
Living Excellence

3Q19 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2019 OPERATING RESULTS

Houston, Texas (October 31, 2019) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and nine months ended September 30, 2019. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2019 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2019	2018	2019	2018
EPS	$0.44	$0.40	$1.26	$1.22
FFO	$1.29	$1.20	$3.79	$3.54
AFFO	$1.09	$1.00	$3.28	$3.04

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q19 vs. 3Q18	3Q19 vs. 2Q19	2019 vs. 2018
Revenues	3.6%	1.4%	3.6%
Expenses	1.8%	2.6%	2.5%
Net Operating Income ("NOI")	4.7%	0.8%	4.2%

Same Property Results	3Q19	3Q18	2Q19
Occupancy	96.3%	95.9%	96.1%

“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman and CEO. “Same property NOI growth and FFO per share were both better than anticipated for the third quarter. As a result of our strong same property performance in the third quarter, along with continued outperformance expected in the fourth quarter, we have increased the midpoints of our 2019 guidance for same property revenue from 3.40% to 3.50% and same property NOI growth from 3.75% to 4.25%.”

For 2019, the Company defines same property communities as communities owned and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, construction commenced at Camden Hillcrest in San Diego, CA. Subsequent to quarter-end, lease-up was completed at Camden McGowen Station in Houston, TX.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 10/30/2019
Camden McGowen Station	Houston, TX	315	$91.1	92%
Camden North End I	Phoenix, AZ	441	98.6	77%
Camden Grandview II	Charlotte, NC	28	22.5	71%
Total		784	$212.2	83%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Units	Budget
Camden RiNo	Denver, CO	233	$75.0
Camden Downtown I	Houston, TX	271	132.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	365	160.0
Camden North End II	Phoenix, AZ	343	90.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0
Total		1,938	$710.0

Capital Markets Transactions
In October 2019, the Company issued $300.0 million senior unsecured notes under its existing shelf registration statement. These 30-year notes were offered to the public at 99.941% of par value with a coupon of 3.350%. Camden received net proceeds of approximately $296.6 million, net of underwriting discounts and other estimated offering expenses.

In late October 2019, Camden redeemed all of its 4.78% $250 million senior notes due 2021 and prepaid its 4.38% $45.3 million secured mortgage notes due 2045. In connection with these transactions, Camden will record an approximate $12 million charge in the fourth quarter of 2019.

Earnings Guidance
Camden updated its earnings guidance for 2019 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2019 as detailed below. The earnings guidance detailed below includes an approximate $12 million charge in the fourth quarter of 2019 related to the previously mentioned early redemption and prepayment of debt.

	4Q19	2019	2019 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.37 - $0.41	$1.63 - $1.67	$1.65	$1.69	$(0.04)
FFO	$1.21 - $1.25	$5.00 - $5.04	$5.02	$5.09	$(0.07)

	2019	2019 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	3.40% - 3.60%	3.50%	3.40%	0.10%
Expenses	2.10% - 2.30%	2.20%	2.75%	(0.55)%
NOI	4.05% - 4.45%	4.25%	3.75%	0.50%

The Company raised guidance for 2019 same property revenue growth as a result of better than expected occupancy rates achieved during the third quarter and continued strength in occupancy rates anticipated during the fourth quarter.  The Company also revised guidance for 2019 same property expense growth as a result of lower than expected property tax rates, primarily in its Texas markets.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2019 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, November 1, 2019 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 1152654
Webcast: https://services.choruscall.com/links/cpt191101.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 165 properties containing 56,271 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 58,209 apartment homes in 172 properties. Camden was recently named by FORTUNE Magazine for the 12th consecutive year as one of the 100 Best Companies to Work For® in America, ranking #19.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Property revenues	$260,672	$241,770	$765,000	$709,586

Adjusted EBITDA	149,495	136,088	434,072	400,326

Net income attributable to common shareholders	43,597	38,866	124,609	116,932
Per share - basic	0.44	0.41	1.27	1.22
Per share - diluted	0.44	0.40	1.26	1.22

Funds from operations	130,504	117,070	379,802	344,546
Per share - diluted	1.29	1.20	3.79	3.54

Adjusted funds from operations	110,262	97,221	328,739	295,508
Per share - diluted	1.09	1.00	3.28	3.04

Dividends per share	0.80	0.77	2.40	2.31
Dividend payout ratio (FFO)	62.0%	64.2%	63.3%	65.3%

Interest expensed	20,719	21,235	60,538	62,216
Interest capitalized	4,001	3,327	9,927	10,758
Total interest incurred	24,720	24,562	70,465	72,974

Principal amortization	218	198	699	539

Net Debt to Annualized Adjusted EBITDA (a)	3.9x	4.1x	3.9x	4.0x
Interest expense coverage ratio	7.2x	6.4x	7.2x	6.4x
Total interest coverage ratio	6.0x	5.5x	6.2x	5.5x
Fixed charge expense coverage ratio	7.1x	6.3x	7.1x	6.4x
Total fixed charge coverage ratio	6.0x	5.5x	6.1x	5.4x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.6x	4.8x	3.6x	4.8x

Same property NOI increase (b)	4.7%	3.8%	4.2%	3.6%
(# of apartment homes included)	42,618	41,968	42,618	41,968

Gross turnover of apartment homes (annualized)	61%	65%	55%	58%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	51%	54%	45%	47%

			As of September 30,
			2019	2018
Total assets			$6,648,646	$6,198,500
Total debt			$2,477,387	$2,259,609
Common and common equivalent shares, outstanding end of period (c)			100,839	97,194
Share price, end of period			$111.01	$93.57
Book equity value, end of period (d)			$3,657,781	$3,474,797
Market equity value, end of period (e)			$11,194,137	$9,094,443

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale.

(c) Includes at September 30, 2019: 99,087 common shares (including 108 common share equivalents related to share awards), plus 1,752 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
OPERATING DATA

Property revenues (a)	$260,672	$241,770	$765,000	$709,586

Property expenses
Property operating and maintenance	62,277	56,973	177,372	165,624
Real estate taxes	31,596	30,860	98,566	91,235
Total property expenses	93,873	87,833	275,938	256,859

Non-property income
Fee and asset management	2,139	1,827	5,849	5,651
Interest and other income	1,485	385	2,114	1,669
Income on deferred compensation plans	780	3,539	14,992	3,769
Total non-property income	4,404	5,751	22,955	11,089

Other expenses
Property management	6,154	6,303	18,904	19,415
Fee and asset management	1,316	1,140	4,022	3,193
General and administrative	13,458	12,618	40,027	37,113
Interest	20,719	21,235	60,538	62,216
Depreciation and amortization	85,814	76,476	250,734	222,269
Expense on deferred compensation plans	780	3,539	14,992	3,769
Total other expenses	128,241	121,311	389,217	347,975

Equity in income of joint ventures	2,133	1,943	5,954	5,644
Income from continuing operations before income taxes	45,095	40,320	128,754	121,485
Income tax expense	(313)	(330)	(709)	(1,098)
Net income	44,782	39,990	128,045	120,387
Less income allocated to non-controlling interests from continuing operations	(1,185)	(1,124)	(3,436)	(3,455)
Net income attributable to common shareholders	$43,597	$38,866	$124,609	$116,932

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$44,782	$39,990	$128,045	$120,387
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	—	5,202	(12,998)	13,984
Reclassification of net (gain) loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	357	35	(369)	104
Comprehensive income	45,139	45,227	114,678	134,475
Less income allocated to non-controlling interests from continuing operations	(1,185)	(1,124)	(3,436)	(3,455)
Comprehensive income attributable to common shareholders	$43,954	$44,103	$111,242	$131,020

PER SHARE DATA

Total earnings per common share - basic	$0.44	$0.41	$1.27	$1.22
Total earnings per common share - diluted	0.44	0.40	1.26	1.22

Weighted average number of common shares outstanding:
Basic	98,959	95,257	98,259	95,190
Diluted	99,066	95,417	98,375	95,333

(a) Upon our adoption of Accounting Standard Codification 842 - “Leases” effective January 1, 2019, we elected the practical expedient to not separate lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2019, we recognized $260.7 million of property revenue which consisted of approximately $230.7 million of rental revenue and approximately $30.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $241.8 million recognized for the three months ended September 30, 2018, made up of approximately $213.0 million of rental revenue and approximately $28.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2019, we recognized $765.0 million of property revenue which consisted of approximately $677.0 million of rental revenue and approximately $88.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $709.6 million recognized for the nine months ended September 30, 2018, made up of approximately $625.1 million of rental revenue and approximately $84.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$43,597	$38,866	$124,609	$116,932
Real estate depreciation and amortization	83,437	74,841	244,908	217,416
Adjustments for unconsolidated joint ventures	2,245	2,239	6,736	6,743
Income allocated to non-controlling interests	1,225	1,124	3,549	3,455
Funds from operations	$130,504	$117,070	$379,802	$344,546

Less: recurring capitalized expenditures (a)	(20,242)	(19,849)	(51,063)	(49,038)

Adjusted funds from operations	$110,262	$97,221	$328,739	$295,508

PER SHARE DATA
Funds from operations - diluted	$1.29	$1.20	$3.79	$3.54
Adjusted funds from operations - diluted	1.09	1.00	3.28	3.04
Distributions declared per common share	0.80	0.77	2.40	2.31

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	100,819	97,238	100,129	97,194

PROPERTY DATA
Total operating properties (end of period) (b)	165	159	165	159
Total operating apartment homes in operating properties (end of period) (b)	56,271	54,480	56,271	54,480
Total operating apartment homes (weighted average)	48,801	47,010	48,441	46,682

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
ASSETS
Real estate assets, at cost
Land	$1,158,342	$1,158,342	$1,127,485	$1,098,526	$1,088,293
Buildings and improvements	7,242,256	7,192,644	7,057,101	6,935,971	6,828,068
	8,400,598	8,350,986	8,184,586	8,034,497	7,916,361
Accumulated depreciation	(2,638,693)	(2,558,690)	(2,479,875)	(2,403,149)	(2,328,092)
Net operating real estate assets	5,761,905	5,792,296	5,704,711	5,631,348	5,588,269
Properties under development, including land	440,917	397,418	307,981	293,978	315,904
Investments in joint ventures	21,715	21,313	21,955	22,283	24,664
Total real estate assets	6,224,537	6,211,027	6,034,647	5,947,609	5,928,837
Accounts receivable – affiliates	23,170	22,297	21,337	22,920	22,605
Other assets, net (a)(b)	238,014	233,335	217,663	205,454	228,468
Cash and cash equivalents	157,239	149,551	6,092	34,378	8,529
Restricted cash	5,686	5,392	5,655	9,225	10,061
Total assets	$6,648,646	$6,621,602	$6,285,394	$6,219,586	$6,198,500

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$2,432,137	$2,431,336	$2,079,136	$1,836,427	$1,394,178
Secured	45,250	45,467	45,683	485,176	865,431
Accounts payable and accrued expenses (b)	170,689	128,371	126,964	146,866	140,046
Accrued real estate taxes	74,658	59,525	30,891	54,358	70,174
Distributions payable	80,764	80,767	80,771	74,982	74,976
Other liabilities (b)(c)	187,367	187,368	195,629	183,999	178,898
Total liabilities	2,990,865	2,932,834	2,559,074	2,781,808	2,723,703

Non-qualified deferred compensation share awards	—	—	—	52,674	60,874

Equity
Common shares of beneficial interest	1,065	1,065	1,064	1,031	1,030
Additional paid-in capital	4,538,422	4,533,667	4,527,659	4,154,763	4,147,278
Distributions in excess of net income attributable to common shareholders	(599,615)	(563,834)	(526,856)	(495,496)	(466,512)
Treasury shares, at cost	(348,556)	(348,480)	(349,655)	(355,804)	(355,825)
Accumulated other comprehensive income (loss) (d)	(6,438)	(6,795)	616	6,929	14,031
Total common equity	3,584,878	3,615,623	3,652,828	3,311,423	3,340,002
Non-controlling interests	72,903	73,145	73,492	73,681	73,921
Total equity	3,657,781	3,688,768	3,726,320	3,385,104	3,413,923
Total liabilities and equity	$6,648,646	$6,621,602	$6,285,394	$6,219,586	$6,198,500

(a) Includes net deferred charges of:	$4,358	$4,345	$5,081	$242	$538

(b) Includes net asset/(liability) and interest receivable/(payable) fair value of derivative instruments:	$—	$—	($13,370)	($7,433)	$15,674

(c) Includes deferred revenues of:	$497	$581	$659	$552	$603

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2019 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (b)	4,655	1,926	—	—	6,581	281	—	281	6,862
Houston, TX	5,912	—	315	271	6,498	2,522	234	2,756	9,254
Atlanta, GA	4,262	—	—	365	4,627	234	—	234	4,861
Los Angeles/Orange County, CA	1,809	849	—	—	2,658	—	—	—	2,658
SE Florida	1,956	825	—	—	2,781	—	—	—	2,781
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Phoenix, AZ	2,929	316	441	343	4,029	—	—	—	4,029
Orlando, FL	2,662	632	—	360	3,654	300	—	300	3,954
Denver, CO	2,632	—	—	233	2,865	—	—	—	2,865
Charlotte, NC	2,810	—	28	—	2,838	266	—	266	3,104
Tampa, FL	1,928	358	—	—	2,286	450	—	450	2,736
Raleigh, NC	2,350	354	—	—	2,704	350	—	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	—	—	1,797
Austin, TX	2,000	326	—	—	2,326	1,360	—	1,360	3,686
Corpus Christi, TX	632	—	—	—	632	270	—	270	902
Total Portfolio	42,618	5,586	784	1,704	50,692	7,283	234	7,517	58,209

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
D.C. Metro	13.7%	17.0%	16.7%	96.7%	96.7%	96.0%	95.7%	96.1%
Houston, TX	11.8%	10.4%	11.1%	95.5%	95.9%	95.2%	95.2%	95.4%
Atlanta, GA	10.9%	9.1%	8.9%	96.2%	96.3%	96.4%	96.2%	96.6%
Los Angeles/Orange County, CA	6.3%	8.3%	8.0%	96.1%	95.5%	95.8%	95.7%	95.5%
SE Florida	5.6%	6.9%	6.7%	95.9%	95.7%	95.4%	95.7%	95.9%
Dallas, TX	7.7%	6.4%	6.8%	96.3%	96.0%	95.8%	95.7%	95.7%
Phoenix, AZ	6.9%	7.1%	6.8%	96.0%	95.3%	96.0%	96.1%	95.9%
Orlando, FL	5.7%	5.9%	5.9%	96.6%	96.5%	95.7%	95.9%	96.5%
Denver, CO	7.0%	5.9%	5.7%	96.0%	95.5%	95.5%	95.2%	95.1%
Charlotte, NC	6.2%	5.4%	5.4%	96.5%	96.1%	96.0%	95.6%	95.8%
Tampa, FL	4.0%	4.4%	4.5%	95.8%	95.6%	96.1%	95.7%	95.6%
Raleigh, NC	4.4%	4.2%	4.2%	96.1%	95.7%	95.5%	95.8%	95.5%
San Diego/Inland Empire, CA	5.2%	4.4%	4.2%	95.7%	95.7%	95.1%	95.3%	95.5%
Austin, TX	3.7%	3.8%	4.2%	96.6%	96.3%	95.9%	96.0%	96.3%
Corpus Christi, TX	0.9%	0.8%	0.9%	95.6%	94.8%	92.3%	92.9%	93.8%
Total Portfolio	100.0%	100.0%	100.0%	96.1%	96.0%	95.7%	95.6%	95.8%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2019	2018	Change	2019	2018	Change
"Same Property" Communities (a)	42,618	$218,393	$210,766	$7,627	$645,926	$623,712	$22,214
Non-"Same Property" Communities (b)	5,586	36,423	27,740	8,683	103,100	78,006	25,094
Development and Lease-Up Communities (c)	2,488	3,730	1,128	2,602	9,318	1,399	7,919
Disposition/Other (d)	—	2,126	2,136	(10)	6,656	6,469	187
Total Property Revenues	50,692	$260,672	$241,770	$18,902	$765,000	$709,586	$55,414

Property Expenses
"Same Property" Communities (a)	42,618	$78,453	$77,066	$1,387	$232,407	$226,680	$5,727
Non-"Same Property" Communities (b)	5,586	12,730	9,598	3,132	36,068	27,226	8,842
Development and Lease-Up Communities (c)	2,488	1,840	556	1,284	4,961	750	4,211
Disposition/Other (d)	—	850	613	237	2,502	2,203	299
Total Property Expenses	50,692	$93,873	$87,833	$6,040	$275,938	$256,859	$19,079

Property Net Operating Income
"Same Property" Communities (a)	42,618	$139,940	$133,700	$6,240	$413,519	$397,032	$16,487
Non-"Same Property" Communities (b)	5,586	23,693	18,142	5,551	67,032	50,780	16,252
Development and Lease-Up Communities (c)	2,488	1,890	572	1,318	4,357	649	3,708
Disposition/Other (d)	—	1,276	1,523	(247)	4,154	4,266	(112)
Total Property Net Operating Income	50,692	$166,799	$153,937	$12,862	$489,062	$452,727	$36,335

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2018, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2018, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q19	3Q18	Growth	3Q19	3Q18	Growth	3Q19	3Q18	Growth
D.C. Metro	4,655	$28,136	$27,019	4.1%	$9,010	$8,692	3.7%	$19,126	$18,327	4.4%
Houston, TX	5,912	28,089	27,708	1.4%	11,536	11,544	(0.1)%	16,553	16,164	2.4%
Atlanta, GA	4,262	22,019	21,165	4.0%	6,825	8,166	(16.4)%	15,194	12,999	16.9%
Dallas, TX	4,416	20,198	19,579	3.2%	9,433	9,234	2.2%	10,765	10,345	4.1%
Denver, CO	2,632	14,595	14,015	4.1%	4,773	4,301	11.0%	9,822	9,714	1.1%
Phoenix, AZ	2,929	14,162	13,244	6.9%	4,472	4,444	0.6%	9,690	8,800	10.1%
Los Angeles/Orange County, CA	1,809	12,693	12,251	3.6%	3,898	3,590	8.6%	8,795	8,661	1.5%
Charlotte, NC	2,810	12,978	12,523	3.6%	4,343	3,815	13.8%	8,635	8,708	(0.8)%
SE Florida	1,956	12,289	12,134	1.3%	4,399	3,980	10.5%	7,890	8,154	(3.2)%
Orlando, FL	2,662	12,350	11,926	3.6%	4,409	4,308	2.3%	7,941	7,618	4.2%
San Diego/Inland Empire, CA	1,665	10,869	10,396	4.5%	3,625	3,523	2.9%	7,244	6,873	5.4%
Raleigh, NC	2,350	9,531	9,052	5.3%	3,360	3,167	6.1%	6,171	5,885	4.9%
Tampa, FL	1,928	8,888	8,600	3.3%	3,269	3,214	1.7%	5,619	5,386	4.3%
Austin, TX	2,000	9,299	8,987	3.5%	4,122	4,079	1.1%	5,177	4,908	5.5%
Corpus Christi, TX	632	2,297	2,167	6.0%	979	1,009	(3.0)%	1,318	1,158	13.8%

Total Same Property	42,618	$218,393	$210,766	3.6%	$78,453	$77,066	1.8%	$139,940	$133,700	4.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q19	3Q18	Growth	3Q19	3Q18	Growth	3Q19	3Q18	Growth
D.C. Metro	13.7%	96.7%	96.2%	0.5%	$1,816	$1,747	3.9%	$2,083	$2,012	3.6%
Houston, TX	11.8%	95.6%	95.5%	0.1%	1,433	1,410	1.6%	1,660	1,640	1.3%
Atlanta, GA	10.9%	96.3%	96.6%	(0.3)%	1,549	1,489	4.0%	1,788	1,713	4.3%
Dallas, TX	7.7%	96.3%	95.8%	0.5%	1,339	1,305	2.6%	1,583	1,542	2.7%
Denver, CO	7.0%	96.0%	95.1%	0.9%	1,667	1,603	4.0%	1,926	1,866	3.2%
Phoenix, AZ	6.9%	96.4%	95.9%	0.5%	1,408	1,321	6.6%	1,672	1,571	6.4%
Los Angeles/Orange County, CA	6.3%	96.7%	95.6%	1.1%	2,208	2,152	2.6%	2,420	2,362	2.5%
Charlotte, NC	6.2%	96.5%	95.8%	0.7%	1,367	1,328	2.9%	1,596	1,551	2.9%
SE Florida	5.6%	96.5%	96.7%	(0.2)%	1,890	1,853	2.0%	2,170	2,138	1.5%
Orlando, FL	5.7%	96.5%	96.4%	0.1%	1,376	1,320	4.2%	1,602	1,549	3.5%
San Diego/Inland Empire, CA	5.2%	95.7%	95.5%	0.2%	2,015	1,944	3.7%	2,273	2,179	4.3%
Raleigh, NC	4.4%	96.7%	95.4%	1.3%	1,162	1,108	4.9%	1,398	1,345	4.0%
Tampa, FL	4.0%	96.0%	96.1%	(0.1)%	1,327	1,281	3.6%	1,601	1,548	3.4%
Austin, TX	3.7%	96.5%	96.6%	(0.1)%	1,353	1,295	4.5%	1,606	1,551	3.6%
Corpus Christi, TX	0.9%	95.5%	93.5%	2.0%	1,010	979	3.2%	1,272	1,224	4.0%

Total Same Property	100.0%	96.3%	95.9%	0.4%	$1,528	$1,477	3.5%	$1,775	$1,719	3.2%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q19	2Q19	Growth	3Q19	2Q19	Growth	3Q19	2Q19	Growth
D.C. Metro	4,655	$28,136	$27,670	1.7%	$9,010	$8,738	3.1%	$19,126	$18,932	1.0%
Houston, TX	5,912	28,089	27,977	0.4%	11,536	12,179	(5.3)%	16,553	15,798	4.8%
Atlanta, GA	4,262	22,019	21,795	1.0%	6,825	7,466	(8.6)%	15,194	14,329	6.0%
Dallas, TX	4,416	20,198	19,805	2.0%	9,433	8,601	9.7%	10,765	11,204	(3.9)%
Denver, CO	2,632	14,595	14,406	1.3%	4,773	4,548	4.9%	9,822	9,858	(0.4)%
Phoenix, AZ	2,929	14,162	13,837	2.3%	4,472	4,256	5.1%	9,690	9,581	1.1%
Los Angeles/Orange County, CA	1,809	12,693	12,578	0.9%	3,898	3,634	7.3%	8,795	8,944	(1.7)%
Charlotte, NC	2,810	12,978	12,729	2.0%	4,343	4,126	5.3%	8,635	8,603	0.4%
SE Florida	1,956	12,289	12,223	0.5%	4,399	4,061	8.3%	7,890	8,162	(3.3)%
Orlando, FL	2,662	12,350	12,228	1.0%	4,409	4,220	4.5%	7,941	8,008	(0.8)%
San Diego/Inland Empire, CA	1,665	10,869	10,627	2.3%	3,625	3,388	7.0%	7,244	7,239	0.1%
Raleigh, NC	2,350	9,531	9,293	2.6%	3,360	3,137	7.1%	6,171	6,156	0.2%
Tampa, FL	1,928	8,888	8,792	1.1%	3,269	3,188	2.5%	5,619	5,604	0.3%
Austin, TX	2,000	9,299	9,203	1.0%	4,122	4,004	2.9%	5,177	5,199	(0.4)%
Corpus Christi, TX	632	2,297	2,214	3.7%	979	934	4.8%	1,318	1,280	3.0%

Total Same Property	42,618	$218,393	$215,377	1.4%	$78,453	$76,480	2.6%	$139,940	$138,897	0.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q19	2Q19	Growth	3Q19	2Q19	Growth	3Q19	2Q19	Growth
D.C. Metro	13.7%	96.7%	96.9%	(0.2)%	$1,816	$1,784	1.8%	$2,083	$2,045	1.9%
Houston, TX	11.8%	95.6%	95.9%	(0.3)%	1,433	1,424	0.6%	1,660	1,649	0.7%
Atlanta, GA	10.9%	96.3%	96.3%	0.0%	1,549	1,529	1.3%	1,788	1,769	1.0%
Dallas, TX	7.7%	96.3%	96.0%	0.3%	1,339	1,324	1.1%	1,583	1,558	1.7%
Denver, CO	7.0%	96.0%	95.5%	0.5%	1,667	1,643	1.5%	1,926	1,910	0.8%
Phoenix, AZ	6.9%	96.4%	95.5%	0.9%	1,408	1,384	1.7%	1,672	1,648	1.4%
Los Angeles/Orange County, CA	6.3%	96.7%	95.8%	0.9%	2,208	2,188	0.9%	2,420	2,419	0.0%
Charlotte, NC	6.2%	96.5%	96.0%	0.5%	1,367	1,346	1.6%	1,596	1,573	1.5%
SE Florida	5.6%	96.5%	96.5%	0.0%	1,890	1,881	0.5%	2,170	2,159	0.5%
Orlando, FL	5.7%	96.5%	97.0%	(0.5)%	1,376	1,360	1.2%	1,602	1,579	1.5%
San Diego/Inland Empire, CA	5.2%	95.7%	95.7%	0.0%	2,015	1,991	1.2%	2,273	2,223	2.3%
Raleigh, NC	4.4%	96.7%	96.2%	0.5%	1,162	1,135	2.4%	1,398	1,370	2.1%
Tampa, FL	4.0%	96.0%	95.6%	0.4%	1,327	1,314	1.0%	1,601	1,589	0.7%
Austin, TX	3.7%	96.5%	96.7%	(0.2)%	1,353	1,331	1.7%	1,606	1,587	1.2%
Corpus Christi, TX	0.9%	95.5%	94.8%	0.7%	1,010	998	1.2%	1,272	1,236	3.0%

Total Same Property	100.0%	96.3%	96.1%	0.2%	$1,528	$1,509	1.3%	$1,775	$1,753	1.2%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2019	2018	Growth	2019	2018	Growth	2019	2018	Growth
D.C. Metro	4,655	$83,008	$79,661	4.2%	$26,531	$25,952	2.2%	$56,477	$53,709	5.2%
Houston, TX	5,912	83,638	81,955	2.1%	36,105	34,960	3.3%	47,533	46,995	1.1%
Atlanta, GA	4,262	65,253	62,577	4.3%	22,211	24,295	(8.6)%	43,042	38,282	12.4%
Dallas, TX	4,416	59,559	57,928	2.8%	27,053	26,013	4.0%	32,506	31,915	1.9%
Denver, CO	2,632	43,149	41,125	4.9%	13,937	12,432	12.1%	29,212	28,693	1.8%
Phoenix, AZ	2,929	41,571	39,304	5.8%	13,075	12,928	1.1%	28,496	26,376	8.0%
Los Angeles/Orange County, CA	1,809	37,743	36,105	4.5%	11,127	10,712	3.9%	26,616	25,393	4.8%
Charlotte, NC	2,810	38,310	37,235	2.9%	12,410	11,229	10.5%	25,900	26,006	(0.4)%
SE Florida	1,956	36,694	36,242	1.2%	12,478	11,960	4.3%	24,216	24,282	(0.3)%
Orlando, FL	2,662	36,665	35,342	3.7%	12,984	12,713	2.1%	23,681	22,629	4.6%
San Diego/Inland Empire, CA	1,665	31,931	30,737	3.9%	10,431	10,334	0.9%	21,500	20,403	5.4%
Raleigh, NC	2,350	27,891	26,835	3.9%	9,473	9,072	4.4%	18,418	17,763	3.7%
Tampa, FL	1,928	26,391	25,610	3.0%	9,657	9,550	1.1%	16,734	16,060	4.2%
Austin, TX	2,000	27,495	26,706	3.0%	12,100	11,804	2.5%	15,395	14,902	3.3%
Corpus Christi, TX	632	6,628	6,350	4.4%	2,835	2,726	4.0%	3,793	3,624	4.7%

Total Same Property	42,618	$645,926	$623,712	3.6%	$232,407	$226,680	2.5%	$413,519	$397,032	4.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2019	2018	Growth	2019	2018	Growth	2019	2018	Growth
D.C. Metro	13.7%	96.6%	95.8%	0.8%	$1,788	$1,728	3.5%	$2,052	$1,984	3.4%
Houston, TX	11.5%	95.5%	95.6%	(0.1)%	1,426	1,397	2.1%	1,649	1,615	2.2%
Atlanta, GA	10.4%	96.3%	95.9%	0.4%	1,530	1,473	3.9%	1,766	1,700	3.9%
Dallas, TX	7.9%	96.0%	95.3%	0.7%	1,326	1,297	2.2%	1,560	1,529	2.1%
Denver, CO	7.1%	95.7%	94.9%	0.8%	1,644	1,579	4.1%	1,904	1,829	4.1%
Phoenix, AZ	6.9%	96.0%	95.7%	0.3%	1,385	1,302	6.4%	1,643	1,558	5.5%
Los Angeles/Orange County, CA	6.4%	96.2%	95.3%	0.9%	2,188	2,129	2.8%	2,410	2,327	3.6%
Charlotte, NC	6.3%	96.2%	95.5%	0.7%	1,348	1,316	2.4%	1,575	1,541	2.2%
SE Florida	5.9%	96.5%	96.8%	(0.3)%	1,882	1,839	2.3%	2,161	2,128	1.5%
Orlando, FL	5.7%	96.6%	96.8%	(0.2)%	1,360	1,298	4.8%	1,585	1,525	3.9%
San Diego/Inland Empire, CA	5.2%	95.5%	95.4%	0.1%	1,993	1,912	4.2%	2,231	2,150	3.8%
Raleigh, NC	4.4%	96.2%	95.0%	1.2%	1,138	1,094	4.0%	1,372	1,335	2.7%
Tampa, FL	4.0%	95.9%	96.0%	(0.1)%	1,315	1,266	3.9%	1,586	1,538	3.1%
Austin, TX	3.7%	96.4%	96.3%	0.1%	1,332	1,284	3.7%	1,584	1,541	2.9%
Corpus Christi, TX	0.9%	94.1%	92.4%	1.7%	999	969	3.1%	1,240	1,208	2.7%

Total Same Property	100.0%	96.1%	95.7%	0.4%	$1,511	$1,461	3.4%	$1,753	$1,700	3.2%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2019
(In thousands)

(Unaudited)

					% of Actual
					3Q19 Operating
Quarterly Comparison (a)	3Q19	3Q18	$ Change	% Change	Expenses

Property taxes	$26,057	$27,000	($943)	(3.5)%	33.2%
Salaries and Benefits for On-site Employees	17,559	16,456	1,103	6.7%	22.4%
Utilities	17,199	17,147	52	0.3%	21.9%
Repairs and Maintenance	10,443	9,780	663	6.8%	13.3%
Property Insurance	2,282	2,147	135	6.3%	2.9%
General and Administrative	2,797	2,602	195	7.5%	3.6%
Marketing and Leasing	1,392	1,276	116	9.1%	1.8%
Other	724	658	66	10.0%	0.9%

Total Same Property	$78,453	$77,066	$1,387	1.8%	100.0%

					% of Actual
					3Q19 Operating
Sequential Comparison (a)	3Q19	2Q19	$ Change	% Change	Expenses

Property taxes	$26,057	$27,378	($1,321)	(4.8)%	33.2%
Salaries and Benefits for On-site Employees	17,559	15,906	1,653	10.4%	22.4%
Utilities	17,199	16,331	868	5.3%	21.9%
Repairs and Maintenance	10,443	9,949	494	5.0%	13.3%
Property Insurance	2,282	2,206	76	3.4%	2.9%
General and Administrative	2,797	2,692	105	3.9%	3.6%
Marketing and Leasing	1,392	1,268	124	9.8%	1.8%
Other	724	750	(26)	(3.5)%	0.9%

Total Same Property	$78,453	$76,480	$1,973	2.6%	100.0%

					% of Actual
					2019 Operating
Year to Date Comparison (a)	2019	2018	$ Change	% Change	Expenses

Property taxes	$82,055	$80,244	$1,811	2.3%	35.3%
Salaries and Benefits for On-site Employees	50,117	47,666	2,451	5.1%	21.6%
Utilities	50,072	50,192	(120)	(0.2)%	21.5%
Repairs and Maintenance	28,754	28,283	471	1.7%	12.4%
Property Insurance	6,998	6,242	756	12.1%	3.0%
General and Administrative	8,270	8,365	(95)	(1.1)%	3.5%
Marketing and Leasing	3,907	3,679	228	6.2%	1.7%
Other	2,234	2,009	225	11.2%	1.0%

Total Same Property	$232,407	$226,680	$5,727	2.5%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (a)	2019	2018	2019	2018

Property revenues	$10,428	$10,169	$30,832	$29,818

Property expenses
Property operating and maintenance	2,716	2,611	7,807	7,451
Real estate taxes	1,623	1,653	5,095	4,875
	4,339	4,264	12,902	12,326

Net Operating Income	6,089	5,905	17,930	17,492

Other expenses
Interest	1,691	1,673	5,074	4,905
Depreciation and amortization	2,179	2,204	6,626	6,659
Other	86	85	276	284
Total other expenses	3,956	3,962	11,976	11,848

Equity in income of joint ventures	$2,133	$1,943	$5,954	$5,644

	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	769,928	765,550	762,735	760,642	757,404
	879,840	875,462	872,647	870,554	867,316
Accumulated Depreciation	(223,391)	(216,126)	(208,815)	(201,595)	(194,369)
Net operating real estate assets	656,449	659,336	663,832	668,959	672,947
Properties under development and land	5,105	2,432	2,215	1,513	1,292
Cash and other assets, net	37,336	26,007	17,084	24,768	28,858
Total assets	$698,890	$687,775	$683,131	$695,240	$703,097

Notes payable	$514,073	$510,881	$510,468	$510,700	$511,749
Other liabilities	28,279	21,700	15,352	26,186	25,297
Total liabilities	542,352	532,581	525,820	536,886	537,046

Member's equity	156,538	155,194	157,311	158,354	166,051
Total liabilities and members' equity	$698,890	$687,775	$683,131	$695,240	$703,097

Company's equity investment	$21,715	$21,313	$21,955	$22,283	$24,664

Company's pro-rata share of debt	$160,905	$159,906	$159,776	$159,849	$160,178

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280
Total development properties	1	1	—	—	—
Total development apartment homes	234	234	—	—	—
Pro-rata share of development apartment homes	73	73	—	—	—
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2019 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/30/2019
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden McGowen Station	315	$91.1			4Q14	2Q18	4Q18	4Q19	92%	96%
	Houston, TX
2.	Camden North End I	441	98.6			4Q16	2Q18	1Q19	2Q20	77%	77%
	Phoenix, AZ
3.	Camden Grandview II	28	22.5			2Q17	4Q18	1Q19	4Q19	71%	61%
	Charlotte, NC

Total Completed Communities in Lease-Up		784	$212.2							83%	84%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/30/2019
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden RiNo	233	$75.0	$57.1	$57.1	3Q17	1Q20	2Q20	4Q20
	Denver, CO
2.	Camden Downtown I	271	132.0	113.2	113.2	4Q17	1Q20	3Q20	1Q21
	Houston, TX
3.	Camden Lake Eola	360	120.0	63.1	63.1	2Q18	2Q20	3Q20	3Q21
	Orlando, FL
4.	Camden Buckhead	365	160.0	43.4	43.4	3Q18	4Q20	3Q21	2Q22
	Atlanta, GA
5.	Camden North End II	343	90.0	25.2	25.2	1Q19	4Q20	4Q21	2Q22
	Phoenix, AZ
6.	Camden Hillcrest	132	95.0	32.9	32.9	3Q19	2Q21	3Q21	2Q22
	San Diego, CA

Total Development Communities		1,704	$672.0	$334.9	$334.9

Additional Development Pipeline (a)					106.0

Total Properties Under Development and Land (per Balance Sheet)					$440.9

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q19 NOI
Completed Communities in Lease-Up								$212.2	$1.9
Total Development Communities NOI Contribution								$212.2	$1.9

						Estimated/Actual Dates for
Joint Venture Development Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
1.	Camden Cypress Creek II (b)	234	$38.0	$5.1	$5.1	2Q19	3Q20	1Q21	3Q21
	Cypress, TX

Total Joint Venture Development Communities		234	$38.0	$5.1	$5.1

(a) Please refer to the Development Pipeline Summary on page 18.

(b) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF SEPTEMBER 30, 2019 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Atlantic	269	$100.0	$18.0
	Plantation, FL
2.	Camden Hayden II	400	110.0	21.3
	Tempe, AZ
3.	Camden NoDa	400	100.0	13.5
	Charlotte, NC
4.	Camden Arts District	354	150.0	26.4
	Los Angeles, CA
5.	Camden Paces III	350	100.0	15.5
	Atlanta, GA
6.	Camden Downtown II	271	145.0	11.3
	Houston, TX

Development Pipeline		2,044	$705.0	$106.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2019 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	281	$12.4	$7.8	$20.2	$8.7	$7.5	$16.2	1Q18	2Q20
	Miami, FL
2.	Camden Las Olas	420	307	13.0	5.9	18.9	9.9	5.0	14.9	1Q18	2Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	266	9.7	2.6	12.3	6.6	2.4	9.0	1Q18	4Q20
	Arlington, VA
4.	Camden Harbor View	546	546	0.0	13.5	13.5	0.0	3.6	3.6	1Q19	3Q20
	Los Angeles, CA

	Total	1,749	1,400	$35.1	$29.8	$64.9	$25.2	$18.5	$43.7

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2019 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Old Town Scottsdale	Scottsdale, AZ	$97.1	316 Homes	$1,715	2016	2/27/2019
2.	Camden Rainey Street	Austin, TX	120.4	326 Homes	2,269	2016	5/1/2019

Total/Average Acquisitions			$217.5	642 Homes	$1,996

Land Acquisitions		Location	Purchase Price	Acres	Closing Dates
1.	Camden NoDa (a)	Charlotte, NC	$10.9	4.3	4/3/2019 & 4/26/2019
2.	Camden Hayden II	Tempe, AZ	18.0	11.6	5/29/2019

Total/Average Land Acquisitions			$28.9	15.9 Acres

(a) Acreage was purchased in two separate transactions.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2019:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2019 (c)	($1,290)	$45,177	$250,000	$293,887	11.9%	4.7%
2020	(3,047)	—	—	(3,047)	(0.1)%	N/A
2021	(3,063)	—	—	(3,063)	(0.1)%	N/A
2022	(2,898)	—	450,000	447,102	18.0%	3.1%
2023	(1,971)	—	250,000	248,029	10.0%	5.1%
Thereafter	(5,521)	—	1,500,000	1,494,479	60.3%	3.9%
Total Debt	($17,790)	$45,177	$2,450,000	$2,477,387	100.0%	4.0%

Weighted Average Maturity of Debt		5.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$99,683	4.0%	3.1%	2.3 Years
Fixed rate debt	2,377,704	96.0%	4.0%	5.8 Years
Total	$2,477,387	100.0%	4.0%	5.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$2,432,137	98.2%	4.0%	5.7 Years
Secured debt	45,250	1.8%	4.4%	0.1 Years
Total	$2,477,387	100.0%	4.0%	5.6 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$45,250	100.0%	4.4%	0.1 Years
Total	$45,250	100.0%	4.4%	0.1 Years

REAL ESTATE ASSETS: (d)(e)	Total Homes	% of Total	Total Cost	% of Total	3Q19 NOI	% of Total
Unencumbered real estate assets	50,402	99.4%	$8,746,175	98.9%	$165,387	99.2%
Encumbered real estate assets	290	0.6%	95,340	1.1%	1,412	0.8%
Total	50,692	100.0%	$8,841,515	100.0%	$166,799	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.6x

(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Includes the $250 million 4.78% Senior Notes due 2021 and the $45.3 million 4.38% secured conventional mortgage note due 2045. In October 2019, we issued $300 million of senior unsecured notes due November 1, 2049 ("2049 Notes") under our existing shelf registration statement. In late October 2019, we used proceeds from the 2049 Notes and redeemed all of the Senior Notes due 2021 and prepaid the secured conventional note due 2045.

(d) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

(e) In late October 2019, approximately $45.3 million secured conventional mortgage note, as further described in (c) above, was prepaid and 100% of our properties were unencumbered following the repayment.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2019 AND 2020:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2019 (a)	($1,290)	$45,177	$250,000	$293,887	4.7%
2019	($1,290)	$45,177	$250,000	$293,887	4.7%

1Q 2020	($761)	$—	$—	($761)	N/A
2Q 2020	(761)	—	—	(761)	N/A
3Q 2020	(762)	—	—	(762)	N/A
4Q 2020	(763)	—	—	(763)	N/A
2020	($3,047)	$—	$—	($3,047)	N/A

(a) Includes the $250 million 4.78% Senior Notes due 2021 and the $45.3 million 4.38% secured conventional mortgage note due 2045. In October 2019, we issued $300 million of senior unsecured notes due November 1, 2049 ("2049 Notes") under our existing shelf registration statement. In late October 2019, we used proceeds from the 2049 Notes and redeemed all of the Senior Notes due 2021 and prepaid the secured conventional note due 2045.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	562%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	375%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	583%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2019: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2019	$2	$3,729	$3,731	2.3%	4.0%
2020	(22)	—	(22)	—%	N/A
2021	(142)	5,160	5,018	3.1%	4.8%
2022	(158)	5,008	4,850	3.0%	3.8%
2023	(163)	—	(163)	(0.1)%	N/A
Thereafter	(577)	146,879	146,302	90.9%	4.1%
Total Maturing Debt	($1,060)	$160,776	$159,716	99.2%	4.1%

Unsecured lines of credit (c)	$—	$1,189	$1,189	0.8%	5.0%
Total Debt	($1,060)	$161,965	$160,905	100.0%	4.1%

Weighted Average Maturity of Debt		6.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$58,036	36.1%	4.1%	6.3 Years
Fixed rate debt		102,869	63.9%	4.1%	7.3 Years
Total		$160,905	100.0%	4.1%	6.9 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,869	63.9%	4.1%	7.3 Years
Conventional variable-rate mortgage debt		56,847	35.3%	4.1%	6.5 Years
Unsecured lines of credit		1,189	0.8%	5.0%	0.4 Years
Total		$160,905	100.0%	4.1%	6.9 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,283	$879,840
Properties under development and land		234	5,105
Total		7,517	$884,945

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of September 30, 2019 these borrowings were drawn under the lines of credit with $7.0 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2019 AND 2020: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
4Q 2019	$2	$3,729	$3,731	4.0%
2019	$2	$3,729	$3,731	4.0%

1Q 2020 (c)	($6)	$1,189	$1,183	5.0%
2Q 2020	(6)	—	(6)	N/A
3Q 2020	(6)	—	(6)	N/A
4Q 2020	(4)	—	(4)	N/A
2020	($22)	$1,189	$1,167	5.0%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2020 maturities includes unsecured lines of credit with $1.2 million (Camden's pro-rata share) outstanding as of September 30, 2019. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,660	$55	$561	$11
Appliances	10	years	813	17	182	4
Painting	—		—	—	1,670	34
Cabinetry/Countertops	10	years	161	3	—	—
Other	9	years	1,126	23	691	14
Exteriors
Painting	5	years	1,268	26	—	—
Carpentry	10	years	930	19	—	—
Landscaping	6	years	1,255	26	2,557	52
Roofing	18	years	2,068	42	134	3
Site Drainage	10	years	188	4	—	—
Fencing/Stair	10	years	339	7	—	—
Other (b)	9	years	3,134	64	4,124	84
Common Areas
Mech., Elec., Plumbing	9	years	3,603	74	2,143	45
Parking/Paving	4	years	715	15	—	—
Pool/Exercise/Facility	8	years	1,982	41	384	8
Total Recurring (c)			$20,242	$416	$12,446	$255
Weighted Average Apartment Homes				48,801		48,801

Non-recurring capitalized expenditures (d)			$285

Revenue Enhancing Expenditures (e)	10	years	$21,466	$22,739
Revenue Enhanced Apartment Homes				944

	Year to date 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$6,509	$134	$1,368	$28
Appliances	10	years	2,187	45	593	11
Painting	—		—	—	4,063	84
Cabinetry/Countertops	10	years	359	7	—	—
Other	9	years	3,503	72	2,147	44
Exteriors
Painting	5	years	2,913	60	—	—
Carpentry	10	years	2,156	45	—	—
Landscaping	6	years	2,428	50	8,189	169
Roofing	18	years	4,469	92	426	9
Site Drainage	10	years	458	9	—	—
Fencing/Stair	10	years	1,350	28	—	—
Other (b)	9	years	8,609	178	10,708	221
Common Areas
Mech., Elec., Plumbing	9	years	9,177	189	5,387	111
Parking/Paving	4	years	1,461	30	—	—
Pool/Exercise/Facility	8	years	5,484	113	1,062	22
Total Recurring (c)			$51,063	$1,052	$33,943	$699
Weighted Average Apartment Homes				48,441		48,441

Non-recurring capitalized expenditures (d)			$3,747

Revenue Enhancing Expenditures (e)	10	years	$47,423	$20,818
Revenue Enhanced Apartment Homes				2,278

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2019.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2019 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2019 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 19.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. The FFO definition as restated in 2018 allows companies an option to also exclude gains and losses on sales or impairment charges on real estate assets incidental to a company's business. We did not elect this option, and as a result, the definition of FFO as restated did not have an impact on our calculation upon adoption on January 1, 2019. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income attributable to common shareholders	$43,597	$38,866	$124,609	$116,932
Real estate depreciation and amortization	83,437	74,841	244,908	217,416
Adjustments for unconsolidated joint ventures	2,245	2,239	6,736	6,743
Income allocated to non-controlling interests	1,225	1,124	3,549	3,455
Funds from operations	$130,504	$117,070	$379,802	$344,546

Less: recurring capitalized expenditures	(20,242)	(19,849)	(51,063)	(49,038)

Adjusted funds from operations	$110,262	$97,221	$328,739	$295,508

Weighted average number of common shares outstanding:
EPS diluted	99,066	95,417	98,375	95,333
FFO/AFFO diluted	100,819	97,238	100,129	97,194

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total Earnings Per Common Share - Diluted	$0.44	$0.40	$1.26	$1.22
Real estate depreciation and amortization	0.83	0.77	2.45	2.23
Adjustments for unconsolidated joint ventures	0.01	0.02	0.05	0.07
Income allocated to non-controlling interests	0.01	0.01	0.03	0.02
FFO per common share - Diluted	$1.29	$1.20	$3.79	$3.54

Less: recurring capitalized expenditures	(0.20)	(0.20)	(0.51)	(0.50)

AFFO per common share - Diluted	$1.09	$1.00	$3.28	$3.04

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q19	Range	2019	Range
	Low	High	Low	High
Expected earnings per common share - diluted(a)	$0.37	$0.41	$1.63	$1.67
Expected real estate depreciation and amortization	0.81	0.81	3.26	3.26
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.07	0.07
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted(a)	$1.21	$1.25	$5.00	$5.04

(a) The 4Q19 and full year 2019 guidance includes an approximate $0.12 per diluted share charge related to the early redemption and prepayment of debt. See footnote (c) on page 21 for additional information.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Net income	$44,782	$39,990	$128,045	$120,387
Less: Fee and asset management income	(2,139)	(1,827)	(5,849)	(5,651)
Less: Interest and other income	(1,485)	(385)	(2,114)	(1,669)
Less: Income on deferred compensation plans	(780)	(3,539)	(14,992)	(3,769)
Plus: Property management expense	6,154	6,303	18,904	19,415
Plus: Fee and asset management expense	1,316	1,140	4,022	3,193
Plus: General and administrative expense	13,458	12,618	40,027	37,113
Plus: Interest expense	20,719	21,235	60,538	62,216
Plus: Depreciation and amortization expense	85,814	76,476	250,734	222,269
Plus: Expense on deferred compensation plans	780	3,539	14,992	3,769
Less: Equity in income of joint ventures	(2,133)	(1,943)	(5,954)	(5,644)
Plus: Income tax expense	313	330	709	1,098
NOI	$166,799	$153,937	$489,062	$452,727

"Same Property" Communities	$139,940	$133,700	$413,519	$397,032
Non-"Same Property" Communities	23,693	18,142	67,032	50,780
Development and Lease-Up Communities	1,890	572	4,357	649
Dispositions/Other	1,276	1,523	4,154	4,266
NOI	$166,799	$153,937	$489,062	$452,727

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Net income attributable to common shareholders	$43,597	$38,866	$124,609	$116,932
Plus: Interest expense	20,719	21,235	60,538	62,216
Plus: Depreciation and amortization expense	85,814	76,476	250,734	222,269
Plus: Income allocated to non-controlling interests from continuing operations	1,185	1,124	3,436	3,455
Plus: Income tax expense	313	330	709	1,098
Less: Equity in income of joint ventures	(2,133)	(1,943)	(5,954)	(5,644)
Adjusted EBITDA	$149,495	$136,088	$434,072	$400,326
Annualized Adjusted EBITDA	$597,980	$544,352	$578,763	$533,768

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended September 30,		the nine months ended September 30,
	2019	2018	2019	2018
Unsecured notes payable	$2,431,858	$1,358,004	$2,278,843	$1,345,487
Secured notes payable	45,322	865,505	120,933	865,683
Total debt	2,477,180	2,223,509	2,399,776	2,211,170
Less: Cash and cash equivalents	(124,936)	(6,553)	(117,855)	(53,483)
Net debt	$2,352,244	$2,216,956	$2,281,921	$2,157,687

Net Debt to Annualized Adjusted EBITDA:

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Net debt	$2,352,244	$2,216,956	$2,281,921	$2,157,687
Annualized Adjusted EBITDA	597,980	544,352	578,763	533,768
Net Debt to Annualized Adjusted EBITDA	3.9x	4.1x	3.9x	4.0x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q4 '19	Q1 '20	Q2 '20	Q3 '20
Earnings Release & Conference Call	Late January	Late April	Late July	Late October

Dividend Information - Common Shares:	Q1 '19	Q2 '19	Q3 '19
Declaration Date	1/31/2019	6/14/2019	9/16/2019
Record Date	3/29/2019	6/28/2019	9/30/2019
Payment Date	4/17/2019	7/17/2019	10/17/2019
Distributions Per Share	$0.80	$0.80	$0.80

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2019

(Unaudited)							3Q19 Avg Monthly		3Q19 Avg Monthly
			Year Placed	Average	Apartment	3Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,482	$1.29	$1,714	$1.50
Camden Copper Square	Phoenix	AZ	2000	786	332	97%	1,236	1.57	1,493	1.90
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,680	1.63	2,034	1.97
Camden Hayden	Tempe	AZ	2015	1,043	234	95%	1,538	1.47	1,789	1.72
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,399	1.31	1,649	1.55
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,425	1.33	1,683	1.57
Camden North End I (1)	Phoenix	AZ	2019	921	441	Lease-Up	1,592	1.73	1,825	1.98
Camden Old Town Scottsdale	Scottsdale	AZ	2016	890	316	92%	1,715	1.93	1,847	2.07
Camden Pecos Ranch	Chandler	AZ	2001	924	272	98%	1,212	1.31	1,446	1.56
Camden San Marcos	Scottsdale	AZ	1995	984	320	98%	1,350	1.37	1,593	1.62
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,365	1.31	1,649	1.58
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,553	1.19	1,902	1.46
TOTAL ARIZONA	12	Properties		1,005	3,686	96%	1,456	1.45	1,701	1.69

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,130	2.11	2,374	2.35
Camden Glendale	Glendale	CA	2015	882	303	96%	2,508	2.84	2,693	3.05
Camden Harbor View (2)	Long Beach	CA	2004	981	546	94%	2,668	2.72	2,912	2.97
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,134	2.11	2,387	2.36
Camden Martinique	Costa Mesa	CA	1986	795	714	97%	1,884	2.37	2,119	2.66
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	2,174	2.44	2,425	2.72
The Camden	Hollywood	CA	2016	768	287	96%	3,207	4.17	3,267	4.25
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,336	2.60	2,550	2.84

Camden Landmark	Ontario	CA	2006	982	469	96%	1,677	1.71	1,889	1.92
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,254	2.17	2,538	2.45
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	2,071	2.15	2,354	2.45
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,654	2.96	2,931	3.27
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,821	1.73	2,082	1.98
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	2,015	2.03	2,273	2.29

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,213	2.37	2,444	2.61

Camden Belleview Station	Denver	CO	2009	888	270	94%	1,521	1.72	1,764	1.99
Camden Caley	Englewood	CO	2000	925	218	96%	1,524	1.65	1,796	1.94
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,816	1.79	2,070	2.04
Camden Flatirons	Denver	CO	2015	960	424	96%	1,682	1.75	1,939	2.02
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,796	1.56	2,053	1.79
Camden Interlocken	Broomfield	CO	1999	1,010	340	96%	1,709	1.69	1,965	1.95
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,608	1.72	1,892	2.03
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,612	1.91	1,844	2.18
TOTAL COLORADO	8	Properties		971	2,632	96%	1,667	1.72	1,926	1.98

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	1,753	1.65	2,018	1.90
Camden College Park	College Park	MD	2008	942	508	96%	1,626	1.73	1,867	1.98
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,829	1.87	2,094	2.14
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,893	1.79	2,172	2.06
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,965	2.10	2,270	2.43
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,816	1.82	2,086	2.09
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,581	3.84	2,931	4.36
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,711	1.70	1,956	1.94
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	95%	1,695	1.65	1,948	1.90
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,687	1.97	1,930	2.25
Camden Noma	Washington	DC	2014	770	321	96%	2,283	2.97	2,595	3.37
Camden Noma II	Washington	DC	2017	759	405	97%	2,373	3.13	2,692	3.55
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	96%	2,072	2.48	2,405	2.88
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,929	3.42	3,357	3.92
Camden Russett	Laurel	MD	2000	992	426	96%	1,518	1.53	1,739	1.75
Camden Shady Grove	Rockville	MD	2018	877	457	97%	1,745	1.99	1,986	2.26
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,691	1.73	1,931	1.98
Camden South Capitol (3)	Washington	DC	2013	821	281	97%	2,338	2.85	2,709	3.30
Camden Washingtonian	Gaithersburg	MD	2018	871	365	96%	1,712	1.97	1,924	2.21
TOTAL DC METRO	19	Properties		922	6,862	97%	1,896	2.06	2,171	2.35

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,993	1.80	2,322	2.09
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,963	2.33	2,212	2.62
Camden Brickell (2)	Miami	FL	2003	937	405	95%	2,113	2.25	2,341	2.50
Camden Doral	Miami	FL	1999	1,120	260	98%	1,960	1.75	2,208	1.97
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,094	1.67	2,356	1.88
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	94%	2,078	1.99	2,338	2.24
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,713	1.43	1,969	1.64
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,782	1.60	2,102	1.89
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,951	1.81	2,220	2.06

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2019

(Unaudited)							3Q19 Avg Monthly		3Q19 Avg Monthly
			Year Placed	Average	Apartment	3Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,477	$1.37	$1,714	$1.59
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,357	1.42	1,595	1.67
Camden LaVina	Orlando	FL	2012	970	420	97%	1,372	1.42	1,620	1.67
Camden Lee Vista	Orlando	FL	2000	937	492	94%	1,305	1.39	1,528	1.63
Camden North Quarter	Orlando	FL	2016	806	333	96%	1,579	1.96	1,700	2.11
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,376	1.68	1,589	1.95
Camden Thornton Park	Orlando	FL	2016	920	299	96%	1,867	2.03	2,001	2.18
Camden Town Square	Orlando	FL	2012	983	438	97%	1,416	1.44	1,627	1.66
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	98%	1,460	1.50	1,725	1.78
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,371	1.40	1,584	1.62
Total Orlando	10	Properties		944	3,594	97%	1,442	1.53	1,655	1.75

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,244	1.32	1,512	1.60
Camden Montague	Tampa	FL	2012	975	192	97%	1,358	1.39	1,634	1.68
Camden Pier District	St. Petersburg	FL	2016	989	358	96%	2,503	2.53	2,660	2.69
Camden Preserve	Tampa	FL	1996	942	276	95%	1,470	1.56	1,736	1.84
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,251	1.23	1,523	1.50
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,384	1.23	1,647	1.46
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,456	1.47	1,747	1.76
Total Tampa	7	Properties		997	2,736	96%	1,490	1.50	1,746	1.75

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,612	1.61	1,854	1.85

Camden Brookwood	Atlanta	GA	2002	912	359	95%	1,451	1.58	1,660	1.81
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,610	1.95	1,728	2.09
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,392	1.41	1,619	1.63
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,446	1.22	1,684	1.42
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,368	1.36	1,630	1.62
Camden Fourth Ward	Atlanta	GA	2014	847	276	98%	1,741	2.06	1,976	2.33
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,545	1.65	1,815	1.94
Camden Paces	Atlanta	GA	2015	1,407	379	96%	2,745	1.95	3,077	2.19
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,331	1.30	1,625	1.58
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	95%	1,570	1.55	1,864	1.83
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,333	1.17	1,609	1.41
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,389	1.39	1,646	1.65
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,145	1.14	1,359	1.35
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,471	1.63	1,651	1.83
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,551	1.53	1,792	1.77

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,298	1.24	1,527	1.46
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,500	1.66	1,734	1.92
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,478	1.73	1,707	1.99
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,211	1.17	1,419	1.37
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	1,081	1.15	1,317	1.40
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,190	1.36	1,423	1.63
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,601	2.15	1,844	2.48
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	1,695	1.60	1,913	1.81
Camden Grandview II (1)	Charlotte	NC	2019	2,242	28	Lease-Up	3,770	1.68	4,279	1.91
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,154	1.19	1,382	1.42
Camden South End	Charlotte	NC	2003	882	299	95%	1,473	1.67	1,681	1.91
Camden Southline (3)	Charlotte	NC	2015	831	266	96%	1,590	1.91	1,826	2.20
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,337	1.22	1,589	1.45
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,097	1.22	1,289	1.43
Total Charlotte	14	Properties		954	3,104	97%	1,408	1.48	1,625	1.70

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	96%	1,264	1.25	1,484	1.47
Camden Crest	Raleigh	NC	2001	1,013	438	97%	1,079	1.07	1,309	1.29
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,126	1.08	1,375	1.32
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,205	1.13	1,456	1.37
Camden Manor Park	Raleigh	NC	2006	966	484	97%	1,187	1.23	1,411	1.46
Camden Overlook	Raleigh	NC	2001	1,060	320	97%	1,293	1.22	1,554	1.47
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,093	1.12	1,310	1.35
Camden Westwood	Morrisville	NC	1999	1,027	354	92%	1,131	1.10	1,388	1.35
Total Raleigh	8	Properties		1,016	3,054	96%	1,170	1.15	1,407	1.38

TOTAL NORTH CAROLINA	22	Properties		985	6,158	96%	1,290	1.31	1,517	1.54

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2019

(Unaudited)							3Q19 Avg Monthly		3Q19 Avg Monthly
			Year Placed	Average	Apartment	3Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	97%	$1,132	$1.31	$1,390	$1.61
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	98%	1,182	1.30	1,445	1.59
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	97%	1,196	1.35	1,346	1.53
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,310	1.44	1,555	1.71
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,472	1.54	1,748	1.83
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,212	1.34	1,472	1.63
Camden La Frontera	Austin	TX	2015	901	300	96%	1,266	1.40	1,521	1.69
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,540	1.84	1,786	2.13
Camden Rainey Street (1)	Austin	TX	2016	873	326	Lease-Up	2,269	2.60	2,473	2.83
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,191	1.31	1,336	1.47
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,318	1.45	1,549	1.71
Total Austin	11	Properties		897	3,686	97%	1,368	1.53	1,587	1.77

Camden Breakers	Corpus Christi	TX	1996	868	288	97%	1,160	1.34	1,440	1.66
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	885	1.14	1,123	1.45
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	96%	1,263	1.20	1,474	1.40
Total Corpus Christi	3	Properties		888	902	96%	1,086	1.22	1,330	1.50

Camden Addison	Addison	TX	1996	942	456	97%	1,259	1.34	1,467	1.56
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,479	1.56	1,720	1.82
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,259	1.37	1,518	1.65
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,216	1.33	1,457	1.60
Camden Cimarron	Irving	TX	1992	772	286	97%	1,251	1.62	1,499	1.94
Camden Design District (3)	Dallas	TX	2009	939	355	96%	1,417	1.51	1,569	1.67
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,380	1.48	1,614	1.73
Camden Henderson	Dallas	TX	2012	967	106	96%	1,550	1.60	1,851	1.91
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,307	1.57	1,522	1.83
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,312	1.51	1,549	1.78
Camden Panther Creek (3)	Frisco	TX	2009	946	295	97%	1,275	1.35	1,462	1.55
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	96%	1,496	1.52	1,728	1.76
Camden Valley Park	Irving	TX	1986	743	516	97%	1,101	1.48	1,323	1.78
Camden Victory Park	Dallas	TX	2016	861	423	97%	1,676	1.95	1,926	2.24
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,357	1.51	1,585	1.76

Camden City Centre	Houston	TX	2007	932	379	95%	1,510	1.62	1,750	1.88
Camden City Centre II	Houston	TX	2013	868	268	96%	1,523	1.75	1,755	2.02
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,336	1.34	1,581	1.59
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,275	1.19	1,545	1.44
Camden Grand Harbor (3)	Katy	TX	2008	959	300	95%	1,192	1.24	1,416	1.48
Camden Greenway	Houston	TX	1999	861	756	96%	1,402	1.63	1,647	1.91
Camden Heights (3)	Houston	TX	2004	927	352	95%	1,515	1.63	1,759	1.90
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,235	1.32	1,478	1.58
Camden McGowen Station (1)	Houston	TX	2018	1,007	315	Lease-Up	2,083	2.07	2,234	2.22
Camden Midtown	Houston	TX	1999	844	337	96%	1,556	1.84	1,790	2.12
Camden Northpointe (3)	Tomball	TX	2008	940	384	96%	1,158	1.23	1,429	1.52
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,136	1.31	1,363	1.57
Camden Park	Houston	TX	1995	866	288	96%	1,109	1.28	1,337	1.54
Camden Plaza	Houston	TX	2007	915	271	92%	1,605	1.76	1,854	2.03
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,467	2.06	2,678	2.23
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,372	1.49	1,426	1.54
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,601	1.52	1,661	1.58
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	95%	1,248	1.16	1,467	1.36
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,121	1.33	1,353	1.60
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,206	1.31	1,431	1.55
Camden Travis Street	Houston	TX	2010	819	253	97%	1,491	1.82	1,739	2.12
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,441	1.67	1,670	1.94
Camden Whispering Oaks	Houston	TX	2008	934	274	94%	1,247	1.33	1,497	1.60
Camden Woodson Park (3)	Houston	TX	2008	916	248	94%	1,217	1.33	1,458	1.59
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,194	1.20	1,397	1.40
Total Houston	25	Properties		933	8,749	96%	1,409	1.51	1,633	1.75

TOTAL TEXAS	53	Properties		914	19,003	96%	1,370	1.50	1,595	1.74

TOTAL PROPERTIES	165	Properties		955	56,271	96%	$1,563	$1.64	$1,803	$1.89

(1) Completed communities in lease-up as of September 30, 2019 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of September 30, 2019.
(3) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.